EX-99.23(g)(20)

                                  AMENDMENT TO
                              AMENDED AND RESTATED
                             MUTUAL FUND CUSTODY AND
                               SERVICES AGREEMENT


     This AMENDMENT dated the 31st day of March 2008, to the Amended and Restated Mutual Fund Custody and Service Agreement effective as of May 1, 2001 ("Agreement") by and between JNL Series Trust and JNL Investors Series Trust (each individually "Trust") and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company) ("Custodian").

     WHEREAS, the Trust and the Custodian have entered into the Agreement.

     WHEREAS, the parties wish to amend the Agreement in order to reflect name changes for the following two Funds: 1) Change JNL/Lazard Mid Cap Value Fund to JNL/Lazard Mid Cap Equity Fund; and 2) Change JNL/Lazard Small Cap Value Fund to JNL/Lazard Small Cap Equity Fund.

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of the following two new Funds: 1) JNL/PPM America Mid Cap Value Fund; and 2) JNL/PPM America Small Cap Value Fund.

     NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1. To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

2. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3. The Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trust or Custodian to this Amendment.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.


JNL SERIES TRUST                           MELLON TRUST OF NEW ENGLAND, N.A.
JNL INVESTORS SERIES TRUST


By: __________________________________     By: _________________________________
Name:    Mark D. Nerud                     Name:    ____________________________
Title:   President                         Title:   ____________________________

                                   APPENDIX F
                                  LIST OF FUNDS

                             (as of March 31, 2008)

  ----------------------------------------------------------------------------
                             JNL SERIES TRUST FUNDS
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        JNL/AIM International Growth Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                          JNL/AIM Large Cap Growth Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                            JNL/AIM Real Estate Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                          JNL/AIM Small Cap Growth Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                JNL/Capital Guardian International Small Cap Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                  JNL/Capital Guardian U.S. Growth Equity Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
              JNL/Capital Guardian Global Diversified Research Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                    JNL/Capital Guardian Global Balanced Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                 JNL/Credit Suisse Global Natural Resources Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        JNL/Credit Suisse Long/Short Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                           JNL/Eagle Core Equity Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                         JNL/Eagle SmallCap Equity Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                    JNL/Franklin Templeton Global Growth Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                       JNL/Franklin Templeton Income Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                    JNL/Franklin Templeton Mutual Shares Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                   JNL/Franklin Templeton Small Cap Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      JNL/Goldman Sachs Core Plus Bond Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      JNL/Goldman Sachs Mid Cap Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                   JNL/Goldman Sachs Short Duration Bond Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      JNL/JPMorgan International Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                         JNL/JPMorgan MidCap Growth Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                JNL/JPMorgan U.S. Government & Quality Bond Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        JNL/Lazard Emerging Markets Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                         JNL/Lazard Mid Cap Equity Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        JNL/Lazard Small Cap Equity Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                JNL/Mellon Capital Management S&P 500 Index Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
               JNL/Mellon Capital Management Small Cap Index Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
             JNL/Mellon Capital Management International Index Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                  JNL/Mellon Capital Management Bond Index Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                       JNL/Oppenheimer Global Growth Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                           JNL/PAM Asia ex-Japan Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                            JNL/PAM China-India Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                           JNL/PIMCO Real Return Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        JNL/PIMCO Total Return Bond Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        JNL/PPM America Core Equity Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      JNL/PPM America High Yield Bond Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                       JNL/PPM America Mid Cap Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      JNL/PPM America Small Cap Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        JNL/PPM America Value Equity Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                            JNL/Select Balanced Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                          JNL/Select Money Market Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                              JNL/Select Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                    JNL/T. Rowe Price Established Growth Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      JNL/T. Rowe Price Mid-Cap Growth Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                          JNL/T. Rowe Price Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                    JNL/S&P Moderate Retirement Strategy Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                JNL/S&P Moderate Growth Retirement Strategy Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                     JNL/S&P Growth Retirement Strategy Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      JNL/S&P Dividend Income & Growth Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------
                        JNL INVESTORS SERIES TRUST FUNDS
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                     Jackson Perspective Asia ex-Japan Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                       Jackson Perspective Asian Bond Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                  Jackson Perspective Asian Infrastructure Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                   Jackson Perspective Asian Real Estate Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      Jackson Perspective China-India Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      Jackson Perspective Core Equity Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                     Jackson Perspective Emerging Asia Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                           Jackson Perspective 5 Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        Jackson Perspective Index 5 Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                         Jackson Perspective Japan Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                    Jackson Perspective Large Cap Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                     Jackson Perspective Mid Cap Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      Jackson Perspective Money Market Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      Jackson Perspective Optimized 5 Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                         Jackson Perspective S&P 4 Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                    Jackson Perspective Small Cap Value Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                          Jackson Perspective VIP Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                              JNL Money Market Fund
  ----------------------------------------------------------------------------